

Investor presentation

National Energy Services Reunited Corp.

NASDAQ - NESR

April 2018

Disclaimer and Forward Looking Statement



This presentation (the "Presentation") is for information purposes only and is being delivered to you for the sole purpose of your consideration and evaluation of a potential investment in equity securities of National Energy Services Reunited Corp. ("NESR" or "the Company") and does not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any other equity, debt or other financial instruments of NESR, NESR Holdings Ltd. (the "Sponsor"), the target companies described herein, or their respective affiliates' securities (as such term is defined under the U.S. Federal securities laws). This Presentation does not purport to contain all of the information that may be required to evaluate a potential investment in the Company and you should seek your own legal, accounting and other relevant professional advice. Acceptance of this Presentation further constitutes your acknowledgement and agreement that none of NESR, the Sponsor, the target companies and their respective affiliates, directors, officers, employees, partners, members, controlling persons, agents or advisers (collectively, their respective "Representatives") (i) makes any express or implied representation or warranty as to the accuracy or completeness of the information contained herein or (ii) shall have any liability to the recipient or its representatives relating to or arising from the information contained herein or any omissions from such information, or any other written or oral communication transmitted to any interested party in the course of its evaluation of a potential investment in NESR.

The NESR securities described in this Presentation have not been registered under the Securities Act of 1933, as amended (the "Securities Act") or the securities or "Blue Sky" laws of any state. It is intended that the NESR securities described in this Presentation, if offered and sold, will be made available only to "accredited investors", as defined in Rule 501(a) of Regulation D promulgated under the Securities Act in reliance on one or more available exemptions from the registration requirements of the Securities Act and state securities laws. The NESR securities described in this Presentation have neither been approved or disapproved by the SEC, any state securities commission or other regulatory authority, nor have any of the foregoing authorities passed upon or endorsed the merits of this potential investment or the accuracy or adequacy of this Presentation. Any representation to the contrary is unlawful.

All information herein speaks only as of the date hereof, unless stated otherwise. Neither NESR nor the target companies undertake any obligation to update or otherwise revise any information contained in this Presentation.

Use of Projections: This Presentation contains certain financial forecasts with respect to the Company and the target companies. These financial projections have been provided by their respective management teams, and their independent auditors have not audited, reviewed, compiled, or performed any procedures with respect thereto for the purpose of their inclusion in this Presentation, and accordingly, do not express an opinion or provide any other form of assurance with respect thereto for the purpose of this Presentation. These financial projections should not be relied upon as being necessarily indicative of future results. The inclusion of such information is not an admission or representation by them that such information is material. In this Presentation, certain of the above-mentioned financial projections (in each case, with an indication that the information is an estimate and is subject to the qualifications presented herein) have been prepared for purposes of providing comparisons with historical data. The assumptions and estimates underlying the projections are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the projections. Accordingly, there can be no assurance that the prospective results are indicative of the future performance of NESR or the target companies or that actual results will not differ materially from those presented. Inclusion of the financial projections in this Presentation should not be regarded as a representation by any person that the results contained in the projections will be achieved. The information contained herein is not a guarantee of future performance.

Forward-Looking Statements: This Presentation includes "forward-looking statements" regarding the Company and the target companies that reflect their current views and information currently available. This information is, where applicable, based on estimates, assumptions and analysis that management believes, as of the date hereof, provide a reasonable basis for the information contained herein. Forward-looking statements can generally be identified by the use of forward-looking words such as "may", "will", "expect", "intend", "plan", "estimate", "anticipate", "believe", or other similar words. Forward-looking statements may include, for example, statements about: the parties' ability to effect the business combination; the timing of the close of the transaction, the benefits of the business combination; the future financial performance of NESR following the business combination; and changes in GES and NPS strategy, future operations, financial position, estimated revenues, and losses, projected costs, prospects, plans and objectives of management. These forward-looking statements are based on information available as of the date of this investor presentation, and current expectations, forecasts and assumptions, and involve a number of judgments, risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing NESR's views as of any subsequent date, and NESR does not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. You should not place undue reliance on these forward-looking statements. As a result of a number of known and unknown risks and uncertainties, NESR's actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include: (i) the occurrence of any event, change or other circumstances that could delay the business combination or give rise to the termination of the definitive agreements relating to the business combination; (ii) the outcome of any legal proceedings that may be instituted against NESR following announcement of the business combination; (iii) the inability to complete the business combination due to the failure to obtain approval of the stockholders of NESR, or other conditions to closing in the definitive agreements relating to the business combination; (iv) the risk that the proposed business combination disrupts current plans and operations of NESR, NPS or GES as a result of the announcement and consummation of the business combination; (v) NESR's ability to realize the anticipated benefits of the business combination, which may be affected by, among other things, competition and the ability of NESR to grow and manage growth profitably following the business combination; (vi) costs related to the business combination; (vii) changes in applicable laws or regulations; and (viii) the possibility that NESR, NPS or GES may be adversely affected by other economic, business, and/or competitive factors.

Disclaimer and Forward Looking Statement (Continued)



The foregoing list of factors is not exclusive. Additional information concerning these and other risk factors are contained in NESR's most recent filings with the SEC. All subsequent written and oral forward-looking statements concerning NESR, GES and NPS, the transactions described herein or other matters and attributable to NESR, GES, NPS, and GES' and NPS' shareholders or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above.

Non-GAAP Financial Measures : This Presentation includes certain financial measures not presented in accordance with generally accepted accounting principles ("GAAP") including, but not limited to, EBITDA, adjusted EBITDA and certain ratios and other metrics derived therefrom. NESR believes that these non-GAAP measures of financial results provides useful information to management and investors regarding certain financial and business trends relating to NPS, GES and NESR's financial condition and results of operations. NESR's management uses these non-GAAP measures to compare its performance to that of prior periods for, among other reasons, trend analysis and for budgeting and planning purposes. NESR believes that the use of these non-GAAP measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing NESR's financial measures with other peer companies, many of which present similar non-GAAP measures to investors. Management of NESR does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP measures is that they exclude significant expenses that are required by GAAP to be recorded in the Company's financial statements. In addition, these measures are subject to inherent limitations as they reflect the exercise of judgment by management about which expenses and income are excluded or included in determining these non-GAAP measures. You should not place undue reliance on these non-GAAP measures. We urge you to review NPS, GES and NESR's financial statements, which are presented in NESR's preliminary proxy statement and amendments thereto which have been or will be filed with the SEC, and a definitive proxy statement which will be delivered to stockholders of NESR, when available. Certain non-GAAP financial information included in this investor presentation is preliminary, unaudited and subject to revision upon completion of the Company's closing and audit processes. As such, potential investors are cautioned not to rely on such information, as audited results may differ materially from the information provided herein.

Additional Information : In connection with the proposed business combination between NESR and the target companies, NESR filed with the SEC a preliminary proxy statement and will mail a definitive proxy statement and other relevant documentation to NESR stockholders. This Presentation does not contain all the information that should be considered concerning the proposed business combination. It is not intended to form the basis of any investment decision or any other decision in respect to the proposed business combination. NESR stockholders and other interested persons are advised to read, when available, the preliminary proxy statement and any amendments thereto, and the definitive proxy statement, in connection with NESR's solicitation of proxies for the shareholders meeting to be held to approve the transactions contemplated by the proposed business combination because these materials will contain important information about NESR, the target companies and the proposed transactions. The definitive proxy statement will be mailed to NESR stockholders as of a record date to be established for voting on the proposed business combination when it becomes available. NESR's stockholders will also be able to obtain a copy of the preliminary proxy statement, including amendments thereto, and definitive proxy statement once they are available, without charge, at the SEC's website at http://sec.gov or by directing a request to NESR at 777 Post Oak Blvd., Suite 730, Houston, Texas 77056.

This Presentation shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed business combination.

NESR and its directors and officers may be deemed participants in the solicitation of proxies of NESR's stockholder with respect to the approval of the business combination. Information regarding the Company's directors and officers and a description of their interest in NESR will be contained in the preliminary proxy statement and amendments thereto, and the definitive proxy statement for the business combination, when available. Each of these documents will be available at the SEC's website or by directing a request to the Company as described above under "Additional Information."

NESR has assembled an experienced management team and shareholder base



Core Team Overview



- **Sherif Foda, President, CEO & Chairman of the Board**
- 24+ years experience in the oil & gas industry
- Officer & President of Production Group for Schlumberger
- President of Europe/Africa/Caspian and MD of the Arabian market
- Director at Energy Recovery, Inc. (NASDAQ: ERII)



- **Antonio Campo Mejia, Board Director**
- Vice Chairman, Basin Holdings
- Director at Fugro NV (AMS : FUR)
- CEO at Integra Group
- President at Schlumberger (28 yrs in various positions)



- **Thomas Wood, CFO/Board Director**
- Founder of 16 other OFS companies
- 36+ years entrepreneurial experience in the oil and gas industry
- CEO & Founder, Xtreme Drilling
- Chairman or other senior positions of numerous OFS companies



- **Hala Zeibak, Director of investments, Olayan Group Europe - Board Director**
- 11+ years experience at Olayan Group
- Specialised in Oil, Gas, Power, Commodities and Industrials, for Olayan in Europe



- **Dhiraj Dudeja, M&A Director/ Head Commercial**
- 22+ years industry experience with Schlumberger Limited in South and South East Asia, Middle East, Europe and the US
- COO of Tech Start-up



- **John Briscoe, Senior Advisor**
- 35+ years of experience in finance and the energy industry
- Served as Chief Accounting Officer then Chief Financial Officer of Weatherford for 2012 and 2013



- **Joseph Nawfal, Senior Advisor**
- 42+ years of professional experience in Tax, M&A and financial transactions working for Schlumberger in the Middle East, Asia, Europe and the US



- **Andrew Waite, Co-President, SCF Partners**
- 30+ year career in energy. Recently been leading SCF's efforts to develop investments with international exposure



- **Theresa Eaton, Managing Director, SCF Partners**
- V&E, Morgan Stanley, First Reserve Corporation, In-charge of sourcing acquisition opportunities at SCF



- **Haya Kablawi, Project Manager**
- 20+ years of professional experience including Regional and Global Finance Director positions in Schlumberger as well as Advisory Services at PwC London

Source: NESR — *Board members* — *Key employees/contractors* — *Shareholder base*

Transaction highlights



- National Energy Services Reunited Corp. (NESR) agreed to acquire Gulf Energy SAOC (GES) and NPS Holdings Ltd (NPS or National Petroleum Services), at the closing of the contemplated transaction -
    - The combined acquisition Firm Value (FV) will be ~$1.1 billion implying a 5.8x Year 1 FV/EBITDA.
    - Existing owners of GES will roll 100% of their equity into NESR at $10 per share.
    - Existing owners of NPS will roll part of their equity into NESR shares at $10 per share, and were paid in January $150 million by Hana Investments. Hana Investments will receive NESR ordinary shares at $11.244 per share. The remaining equity shall be paid from the IPO trust balance of $231.3 million[1] as well as equity contributions from additional investors.
- NPS and GES are two best-in-class companies, who have both performed exceptionally well during the downturn.
- Our ambition is for NESR to provide a focused investment theme to Middle East/ North Africa (MENA) land and shallow offshore market.
- Unique opportunity to create the largest and first listed regional MENA oilfield services champion in a fragmented market dominated by international service operators, and characterized by long term contracts and in-country value.
- Platform to expand our regional presence and product portfolio through further M&A, adding scale and bringing technology to the region
- Backed by two experienced investors (SCF Partners and Hana Investments) who will bring additional capital and experience in this sector
- Anticipated closing of the transaction in mid-end May 2018

[1] As of March 30, 2018

Transaction structure



Illustrative source and uses (with no redemption)

Sources of funds	$ million	Uses	$ million
Existing cash in trust account (Mar-18)	231.3	Cash consideration	292.8
GES contributors' equity retained	282.3	Hana investments	150.0
NPS contributors' equity retained	113.2	GES contributors' equity retained	282.3
Hana investments	150.0	NPS contributors' equity retained	113.2
Backstop investor[1]	150.0	Ticker fee + loan contracts interest estimate	12.5
		Cash to balance sheet (assuming full $150 m)	76.0
Total sources	**926.8**	**Total uses**	**926.8**

Illustrative pro forma ownership



Hana Investments
14%
Backstop Investor
15%
NPS contributor equity
12%
Existing NESR shareholders [2]
30%
GES contributor equity
29%

Illustrative pro forma NESR valuation

	$ million
NESR pro forma equity[3]	962
NESR pro forma combined net debt[4]	169
FV NESR	**1,132**
Implied multiples	
Year 1 *(2018-2019)* EBITDA[5]	200
Year 1 FV/EBITDA	5.8x
Year 2 *(2019-2020)* EBITDA[5]	247
Year 2 FV/EBITDA	4.7x

Limited dilution expected from potential earn-outs

Source: Year 1 and Year 2 numbers based solely on NESR estimates. These figures may differ significantly from actual finalized deal numbers until actual closing. As a result, investors should undertake their own analysis prior to making an investment. Additionally, there are no guarantees that the company will be able to successfully implement this strategy; [1] NESR could exercise beyond the $70 million backstop commitment, and additionally upto $80 million in PIPE. [2] Including Sponsors and all NESR public shareholders; [3] At $10 per share, assuming no impact from the dilution of warrants; [4] net debt as of expected closing (mid May)[5] Year 1 is 2018-2019 (12 months from closing) and Year 2 is 12 months subsequent to Year 1 over 2019-2020; Year 1 and Year 2 EBITDA estimates assume synergies which are expected to be respectively $25mm and $33mm on a full year basis. Assuming no synergies would bring the multiples to the following: Year 1 FV/EBITDA: 6.6x and Year 2 FV/EBITDA: 5.4x

Detailed Post Close Equity Structure – Diverse and global shareholder base



Hana Investments
14.3%
Backstop Investor
14.7%
NPS Selling Shareholders
11.8%
NESR Holdings/GES Investors
3.0%
SV3 Holdings PTE Ltd.
7.1%
GES Selling Shareholders
19.2%
NESR Existing Shareholders
30.0%
NPS
GES
IPO

Transaction milestones

Key process milestones

Initial Public Offering	May 12, 2017
Announce NPS and GES acquisitions	Nov 12, 2017
File preliminary proxy	Feb 14, 2018
Obtain required regulatory approvals	Early May 2018
Transaction closing	Mid-End May 2018





Transaction overview

Equity story

Targets detailed overview

The combination will create the largest regionally focused oilfield services player



NPS

- Leading regional provider of integrated energy services in the MENA and Asia Pacific regions
- Long-standing relationships with leading IOC and NOC clients



180
59
199
67
204
64
224
73
271
78
2013
2014
2015
2016
2017



14%
7%
3%
15%
45%
15%

Revenue Split by Country

\+

GES

- Provider of high-quality integrated oilfield service solutions in the MENA region
- Established relationships with almost all of the major operators in Oman as well as with international clients



148
45
170
44
224
69
213
69
187
69
2013
2014
2015
2016
2017



Other
3%
97%

Revenue Split by Country

=

NESR

- ✓ Leading regional well services player
- ✓ Focus on local content
- ✓ Complementary service and product portfolio
- ✓ Potential for revenue and cost synergies
- ✓ Attractive partner for incremental M&A in region
- ✓ Platform for latest new technology



328
104
369
111
428
133
437
142
459
148
2013
2014
2015
2016
2017

Revenue ($mm)
Adjusted EBITDA ($mm)

Source: NESR
Note: Geographic splits in % of revenue 2017; Detailed Adjusted EBITDA reconciliations for 2016 and 2017 are available in the filing dated April 2, 2018
NPS financial results for 2013,2014 are prepared under IFRS and 2015-2017 are prepared under USGAAP; GES 2013-2017 financial results are prepared under IFRS

NESR is expected to compare favourably to its listed peers



Revenue CAGR 2013-2017A



9%
NESR
North America onshore services
(10%)
International diversified
(12%)
North America onshore drillers
(14%)
Equipment
(20%)

Leverage (2017A)[1]



1.2x
NESR
2.3x
North America onshore services
2.7x
International diversified
4.0x
Equipment
4.2x
North America onshore drillers

Positioning vs. key peers

- ✓ ***Growth track record***
- ✓ ***Resiliency through cycles***
- ✓ ***Better margin profile***
- ✓ ***Leverage capacity***
- ✓ ***Long term growth potential***
- ✓ ***Low tax rate***

Source: FactSet as of February 2018

Note: North America onshore services include Basic Energy Services, C&J Energy Services, Key Energy Services, RPC and Superior Energy Services; North America onshore drillers include Patterson, Helmerich & Payne, Nabors Industries, Pioneer Industry Services; Equipment include TechnipFMC, Forum Energy Technologies, National Oilwell Varco; International diversified include Schlumberger, Halliburton, Baker Hughes GE and Weatherford except Weatherford is excluded from Leverage due to its skewing effect on the data

[1] Calculated as 2017 actual net debt / EBITDA; NESR net debt calculated as sum of NPS and GES respective net debt, total gross debts include loans and borrowings, finance leases and bank overdraft / short-term borrowing,

NESR is expected to compare favourably to its listed peers



FV/EBITDA YEAR 1


14.8x
11.7x
7.9x
7.2x
5.8x¹
Acquisition multiple
Significant valuation upside potential
Equipment
International diversified
North America onshore drillers
North America onshore services
NESR

FV/EBITDA YEAR 2


10.3x
8.9x
6.5x
5.3x
4.8x²
Acquisition multiple
Significant valuation upside potential
Equipment
International diversified
North America onshore drillers
North America onshore services
NESR

Source: FactSet as of February 2018

Note: North America onshore services include Basic Energy Services, C&J Energy Services, Key Energy Services, RPC and Superior Energy Services; North America onshore drillers include Patterson, Helmerich & Payne, Nabors Industries, Pioneer Industry Services; Equipment include Cactus, Dril-Quip, TechnipFMC, Forum Energy Technologies, National Oilwell Varco, Oil States International, NCS Multistage (Cactus excluded as no estimates available); International diversified include Schlumberger, Halliburton, Baker Hughes GE and Weatherford; For comparison purposes Year 1 is assumed to be 2018E and Year 2 is assumed to be 2019E for these comparisons.

[1] Based on closing firm value (including potential earn-outs) and on estimated Year 1 EBITDA 2018 of $200mm; Assuming synergies (expected at $25mm on a full year basis) without which Year 1 FV/EBITDA would be 6.6x;

[2] Based on closing firm value (including potential earn-outs) and on estimated Year 2 EBITDA 2019 of $241mm; Assuming synergies (expected at $33mm on a full year basis) without which Year 2 FV/EBITDA would be 5.4x;

Transactions compare favourably to precedent transactions in the sector



Select recent transactions - FV/LTM EBITDA



16.7x[1]
15.9x
15.5x
8.9x
8.8x
8.5x
Average: 12.4x
Median: 12.2x
NESR
7.6x
Announcement Date
Target
Acquiror
Oct-16
Dec-16
Oct-16
Jun-14
Nov-13
Mar-17
BAKER HUGHES
SEVENTY SEVEN ENERGY
BLACKHAWK
NABORS
Well intervention services business
AkerSolutions
PATTERSON-UTI
FRANK'S INTERNATIONAL
EQT
TOTAL

Source: MergerMarket, press releases, company filings
Note: Average and median exclude NESR acquisition of GES and NPS
[1] Metrics reflect the implied value and EBITDA of the combined entities
NESR EV/EBITDA based on EBITDA 2017A





The combination will accelerate growth through synergies, increased market share and a broad portfolio of services



1. *Unique exposure to high-growth MENA region*
2. *Comprehensive provider of services with scalable platform*
3. *NOC/IOC focused customer base with long-term contract structure*
4. *Industry leading financial metrics and resiliency*
5. *Demonstrable track record of organic and inorganic growth*
6. *Proven and tested management team who have grown the business*

NESR

Unique equity story and demonstrable track record will drive premium valuation

The Middle East has development costs at the bottom end of the curve



Cost of supply[1]



Global liquids drilling/production cost curve
Brent equivalent forward looking breakeven oil price, USD/bbl
Onshore Middle East
15
Shallow water Middle East
Shallow water RoW
28
35
Deepwater
36
Ultra deepwater
36
Extra heavy oil
41
Onshore RoW
42
Oil sands
49
North American shale
50
Russia onshore
50
Cumulative liquids production in 2022 (mmbbl/d)

- Full-cycle break-even oil prices are among the lowest globally
- Activity levels expected to continue to grow even in a sub-$40/bbl environment

Source: Rystad Energy
[1] Breakevens calculated as of the current year; all historical cash flows are sunk; assumes 10% discount rate

Robust growth profile across its key services and countries of operations

2017A pro forma revenue split by country


8%
26%
9%
9%
13%
35%
NESR

Resilient and growing onshore rig market


GCC onshore rig count
Jan-2014 - Feb-2018 growth: 28%
280
260
240
220
200
180
160
140
28%
(47%)
Growth Jan-14 to Feb-18
Jan 2014
Jan 2015
Jan 2016
Jan 2017
Feb 2018

Source: Baker Hughes, rig count for Kuwait, Saudi Arabia, UAE, Qatar, Oman

Middle East OFS spend by country ($mm)


2016-21E CAGR: 6%
16,274
21,188
21,390
2,796
1,178
3,710
1,654
1,507
4,324
960
3,578
1,772
4,527
1,853
1,938
5,642
1,604
3,624
1,273
4,784
1,482
2,203
5,974
1,722
Higher growth rate
Kuwait
Saudi
Oman
2016
2019
2021
Bahrain
Saudi Arabia
Qatar
Kuwait
Iraq
United Arab Emirates
Oman
Other

Source: Westwood Global Energy

Comprehensive provider of services with scalable platform



Become a best-in-class services provider across the MENA region

G-ENERGY → NESR ← NPS

Enhanced services portfolio

	Stim	Coil	Cem	WL OH	WL CH	DM	DTR	SWT	Fluids	AL	WS
NPS											
GES											
NESR											

Extended geographic footprint

	A	B	C	D	E	F	G	H	I	J
NPS										
GES										
NESR										

Source: NESR

>20% <10%

Legend: % of revenue contribution

- Integration of complementary businesses
- Footprint across key markets
- NOCs-focused and local positioning
- Substantial growth potential
- Sustainability of margins through the cycles
- Technology focused M&A
- Leverage Board of Director's and shareholder's experience

3 NOC/IOC focused customer base – long-term contract structure



Key NOC customers

Saudi Aramco (أرامكو السعودية), Petroleum Development Oman (شركة تنمية نفط عمان), Sonatrach, OXY, ADCO, Gazprom, Qatar Petroleum (قطر للبترول), RasGas

Key IOC customers

Shell, bp, ExxonMobil, Total

- Diversified client portfolio
- Longstanding relationships with key operators, including Saudi Aramco, PDO, QP and ADCO
- Increasing client preference for high quality local operators

Large and diversified client portfolio providing operational stability and material growth upside

Source: Company information

NPS and GES have demonstrated sector leading resiliency since 2013



Growth

Revenue CAGR 13A–17A[1]



11%
9%
6%
(12%)
(12%)
NPS
NESR
G-ENERGY
Avg. US large caps.
Avg. US mid caps.

2017 vs. 2013 EBITDA



154%
142%
132%
53%
10%
G-ENERGY
NESR
NPS
US Mid/Small
US Large Cap

Highlights

- ✔ Growth in revenue during the downturn
- ✔ Resiliency of margins maintained through cost focus and strong delivery
- ✔ Future growth supported by overall market dynamics
- ✔ Significant upside potential to be realized by portfolio and regional expansion

Source: NESR management, FactSet

1 Revenue CAGR defined as average revenue 2013A-17A; US large cap include Schlumberger, Halliburton, Baker Hughes, Weatherford; US mid/small cap include RPC, Superior Energy Services; NCS Multistage has been excluded as no disclosure on 2013 financials

5 Demonstrable track record of organic and inorganic growth


CAGR 2012–17: 12.0%
264
328
369
428
437
459
2012
2013
2014
2015
2016
2017
Combined revenue ($mm)

2004: NPS formed by merger of key regional O&G services providers

2005: GES incorporated as a JV between Oman Investment Company and 2 Omani founders

2006:
- GES first contract from PDO for drilling technology solutions

2007: NPS enters Brunei and acquires Integrated Petroleum Services (Saudi Arabia)

2008:
- NPS acquires Oiltech (Singapore)
- GES gets additional contracts from non-PDO clients

2009: NPS enters Iraq

2010: NPS enters India

2011:
- NPS enters Kuwait
- GES establishes well solutions and services positions
- GES starts sand management system services and well maintenance services

2012: GES extends by 7 years main client's contract for stimulation services, with enhanced scope and pricing

2013:
- NPS enters Algeria
- GES establishes Gulf Drilling fluids technology services
- GES initiates expansion in the MENA region starting operations in Yemen, Saudi Arabia and Kuwait

2014:
- ~ 90% of NPS is acquired by 4 institutional investors and refinances existing debt at attractive terms
- GES full implementation of ERP systems

2015: NPS establishes presence in Malaysia

2016:
- NPS won significant contract in Iraq with BP worth $250mm
- GES' expansion strategy going forward to focus on further expansion in Saudi Arabia, Kuwait, Algeria and on extension of current service offering in Oman

2017:
- NPS enters Oman and acquires an Indonesia based wireline logging/slickline business
- NPS refinances existing debt


Active in growth markets

Source: Company information
Note: Milestones stand for main service line introductions only for GES and main new locations of operations overtime only for NPS

6 Highly experienced management teams combined with supportive shareholder base



Bringing together substantial sector experience

	Name	Title	Years of experience
NESR pre-closing	Sherif Foda	CEO	24
NESR pre-closing	Dhiraj Dudeja	M&A/Commercial	22
NESR pre-closing	John Briscoe	Senior Financial Advisor	35
NESR pre-closing	Joseph Nawfal	Senior Advisor	42
NESR pre-closing	Haya Kablawi	Project Manager	20
NESR Operations	Team in place	EVP, Operations	18
NESR Operations	Team in place	VP, Drilling Services/ Technology	24
NESR Operations	Team in place	VP, Evaluation Services	22
NESR Operations	Team in place	VP, Production Services	25
NESR Operations	Team in place	VP, QHSE / Compliance	24

In addition to existing GES and NPS management teams

Supportive proforma shareholder base[1]



Hana Investments 14%
Backstop Investor 15%
NPS contributor equity 12%
NESR
Existing NESR shareholders [2] 30%
GES contributor equity 29%

Comments

- *Highly diverse executive management team with significant experience globally and regionally*
- *Post transaction proforma shareholder base has significant regional and global experience of OFS space*
- *Develop in country talent and to provide growth opportunities to existing GES and NPS management teams*
- *Key focus on cash flow generation with optimal capital utilization*

Source: Company information
[1] Shareholder structure at time of filing (Apr-2018), i.e. excluding dilutive effect of stock earnout to NPS; excludes dilutive impact from warrants; [2] Includes all shareholders from the Initial Public offering including the sponsors

NESR – Strategy and Ambition



The leading national oilfield services company

- Customer focused and in-country value champion
- MENA land & shallow water OFS focused investment vehicle
- Platform for faster deployment of fit for purpose technologies
- Target regional value-enhancing acquisitions
- Access to global capital market for growth capital
- People focused to attract the best talent in the industry

Growth Ambition



2017
Geographical Completions
Geographical Drilling
Geographical Evaluation
Drilling Technology
Portfolio Expansion
Evaluation
2022

A unique opportunity to take part in creating a Middle-East bellwether with significant upside return potential



Transaction overview

Equity story

Target detailed overview

GES at a glance



Overview

- Gulf Energy (GES) is a high quality integrated oilfield service solutions provider in the MENA region, with a workforce of ~1,300 employees
- Operating in the main MENA region oil producing countries
- Established relationships with almost all major operators in Oman as well as with international clients like Saudi Aramco, Sonatrach and Kuwait Oil Company
- Pioneer in many OFS technologies, with successful track record of servicing complex wells
- State-of-the-art in-house ERP system regularly upgraded and integrated to key business units

G-ENERGY





Source: Company Information

GES geographic presence and key clients



saudi aramco
Kuwait Oil Company
OXY
Petroleum Development Oman
bp
TOTAL

GES at a glance (cont'd)

Business highlights

Key services and 2017 revenue contribution

Well intervention services
- Coiled Tubing
- Stimulation
- Cementing
- Sand management
- Fracturing
- Machining and repairs



Drilling technology solutions
- Drilling equipment services
- Machining and repairs
- Rental of down hole equipment



Performance drilling and evolution
- Performance drilling
- Logging and measurement
- Turbine and drilling services
- Mud and cased hole logging
- Well placement services



Fishing and remedial services
- Fishing services
- Milling/cutting services



Other
- Hoist
- Workover Services



Revenue split by geography

In % of 2017A revenue



Other
3%
97%

Customer split of revenue

In % of 2017A revenue



Others
20%
MEDCO
9%
12%
59%

International expansion will reduce client concentration

Source: Company Information

NPS at a glance



Overview

- NPS Holdings Limited (NPS) is a leading regional provider of integrated energy services in the MENA and Asia Pacific regions
- Currently present in 12 countries across the MENA-Asia Pacific region
  - Long-standing relationships with leading IOC and NOC clients
  - Strong customer retention with 3 of the top 5 customers contracting NPS for more than 20 years
- Highly skilled workforce of more than 1,800 employees from 40 different nationalities

NPS
NPS Energy





Source: Company information

NPS geographic presence and key clients



sonatrach
bp
TOTAL
HKN
GAZPROM
DNO
Qatar Petroleum
RasGas
saudi aramco
ADMA

NPS at a glance (cont'd)



Business highlights

Key services and 2017 revenue contribution



Well Services and Intervention

- Coiled tubing services
- Cementing services
- Stimulation, pumping, nitrogen services
- Filtration and pipeline services





Wireline Logging

- Cased hole logging
- Slickline services





Well Testing

- Surface well testing with high pressure and test trap
- Multiphase flow meter
- Wellhead maintenance





Drilling and Workover

- Oil and gas well drilling and workover
- Water well drilling



Revenue split by geography

In % of 2017A revenue



Other
3%
7%
14%
45%
15%
15%

Customer split of revenue

In % of 2017A revenue



Other
28%
13%
bp
14%
45%

Source: Company information

NESR – A growth story

1. *Unique exposure to high-growth MENA region*
2. *Comprehensive provider of services with scalable platform*
3. *NOC/IOC focused customer base with long-term contract structure*
4. *Industry leading financial metrics and resiliency*
5. *Demonstrable track record of organic and inorganic growth*
6. *Proven and tested management team who have grown the business*

NESR